                                                                    Exhibit 99.4
                          UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


IN RE:  EVOLVE SOFTWARE, INC, ET AL.           CASE NO.:  03-10841
                    Debtor                     REPORTING PERIOD: JUNE 2003


                             MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

============================================================================================================
                                                                                       DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
============================================================================================================
Schedule of Cash Receipts and Disbursements                             MOR-1          X
----------------------------------------------------------------------  -------------  --------  -----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)  X
----------------------------------------------------------------------  -------------  --------  -----------
      Copies of bank statements                                                        X
----------------------------------------------------------------------  -------------  --------  -----------
      Cash disbursements journals                                                      X
----------------------------------------------------------------------  -------------  --------  -----------
Statement of Operations                                                 MOR-2          X
----------------------------------------------------------------------  -------------  --------  -----------
Balance Sheet                                                           MOR-3          X
----------------------------------------------------------------------  -------------  --------  -----------
Status of Postpetition Taxes                                            MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of IRS Form 6123 or payment receipt                                        N/A       See MOR4
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of tax returns filed during reporting period                               X
----------------------------------------------------------------------  -------------  --------  -----------
Summary of Unpaid Postpetition Debts                                    MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Listing of aged accounts payable                                                  X
----------------------------------------------------------------------  -------------  --------  -----------
Accounts Receivable Reconciliation and Aging                            MOR-5          X
----------------------------------------------------------------------  -------------  --------  -----------
Debtor Questionnaire                                                    MOR-5          X
============================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------
 Signature of Debtor                              Date



----------------------------------------
 Signature of Joint Debtor                        Date


 Lynda Entwistle                                  08/01/03
----------------------------------------
 Signature of Authorized Individual*              Date


 Lynda Entwistle                                  Corporate Controller
----------------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                CASE NO.: 03-10841
                    Debtor                          REPORTING PERIOD:  JUNE 2003

                                 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

==================================================================================================================================
      BANK ACCOUNTS                CURRENT MONTH           CUMULATIVE FILING TO DATE


                             OPER.           MM             CD            ACTUAL        PROJECTED        ACTUAL        PROJECTED
----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF
  MONTH                    824,565.87   8,731,033.38   1,795,901.56   11,351,500.81   11,351,500.81   3,726,860.15   3,726,860.15
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
 CASH  SALES                                                                      -               -              -              -
----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE       322,245.90                                    322,245.90      322,245.90   2,344,156.82   2,344,156.82
----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE -
   TRANSFER *             (328,217.62)                                  (328,217.62)    (328,217.62)   (989,541.24)   (328,217.62)
------------------------  ------------  -------------  -------------  --------------  --------------
 LOANS AND ADVANCES                                                               -               -              -              -
----------------------------------------------------------------------------------------------------------------------------------
 SALE  OF  ASSETS           10,022.54                                     10,022.54       10,022.54   9,239,186.24   9,239,186.24
----------------------------------------------------------------------------------------------------------------------------------
 DEPOSIT REFUNDS                                                                  -               -       6,445.00       6,445.00
----------------------------------------------------------------------------------------------------------------------------------
 EXPENSE REIMBURSEMENTS     10,360.89                                     10,360.89       10,360.89      39,597.63      39,597.63
----------------------------------------------------------------------------------------------------------------------------------
 INTEREST/DIVIDEND
   REVENUE                   1,857.76       8,976.60                      10,834.36       10,834.36      30,110.12      30,110.12
----------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                            -               -              -              -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 TRANSFERS -
   BETWEEN ACCOUNTS                                                               -               -              -              -
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
     TOTAL  RECEIPTS        16,269.47       8,976.60              -       25,246.07       25,246.07  10,669,954.57  11,331,278.19
----------------------------------------------------------------------------------------------------------------------------------

 DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL                46,166.28                                     46,166.28       46,166.28   1,411,398.36   1,411,398.36
----------------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES              21,388.78                                     21,388.78       21,388.78     843,921.35     843,921.35
----------------------------------------------------------------------------------------------------------------------------------
 SALES, USE,
   & OTHER TAXES                                                                  -               -     118,416.36     118,416.36
----------------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/
   LEASES                   15,582.77                                     15,582.77       15,582.77     104,212.57     104,212.57
----------------------------------------------------------------------------------------------------------------------------------
 INSURANCE                 774,204.00                                    774,204.00      774,204.00     859,590.64     859,590.64
----------------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE             11,309.78                                     11,309.78       11,309.78      35,591.23      35,591.23
----------------------------------------------------------------------------------------------------------------------------------
 SELLING                                                                          -               -      20,210.68      20,210.68
----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFITS           5,195.03                                      5,195.03        5,195.03     214,428.21     214,428.21
----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFIT
   PROVIDERS                   748.10                                        748.10          748.10       6,859.28       6,859.28
----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE TRAVEL
   REIMBURSEMENTS            7,716.95                                      7,716.95        7,716.95     163,497.42     163,497.42
----------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                            -               -              -              -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL
   FEES & COSTS:
----------------------------------------------------------------------------------------------------------------------------------
    LAWYERS                    710.14                                        710.14          710.14         783.64         783.64
----------------------------------------------------------------------------------------------------------------------------------
    ACCOUNTANTS                                                                   -               -       9,174.00       9,174.00
----------------------------------------------------------------------------------------------------------------------------------
    ADMINISTAR              16,622.89                                     16,622.89       16,622.89      72,734.99      72,734.99
----------------------------------------------------------------------------------------------------------------------------------
    CONSULTANTS             13,282.00                                     13,282.00       13,282.00      72,175.83      72,175.83
----------------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE
   QUARTERLY FEES              500.00                                        500.00          500.00         500.00         500.00
----------------------------------------------------------------------------------------------------------------------------------
 COURT COSTS                                                                      -               -              -              -
==================================================================================================================================
 TOTAL DISBURSEMENTS       913,426.72              -              -      913,426.72      913,426.72    3,933,494.56   3,933,494.56
----------------------------------------------------------------------------------------------------------------------------------

 NET CASH FLOW            (897,157.25)      8,976.60              -     (888,180.65)    (888,180.65)   6,736,460.01   7,397,783.63
----------------------------------------------------------------------------------------------------------------------------------
 (RECEIPTS LESS
   DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------

 CASH - END OF MONTH       (72,591.38)  8,740,009.98   1,795,901.56   10,463,320.16   10,463,320.16   10,463,320.16  11,124,643.78
==================================================================================================================================

* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND THEN TRANSFER THEM TO PRIMAVERA

                                          THE FOLLOWING SECTION MUST BE COMPLETED

============================================================================================================
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
------------------------------------------------------------------------------------------------  ----------
TOTAL DISBURSEMENTS                                                                               913,426.72
------------------------------------------------------------------------------------------------  ----------
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                     -
------------------------------------------------------------------------------------------------  ----------
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                      -
------------------------------------------------------------------------------------------------  ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   913,426.72
============================================================================================================

                                                                      FORM MOR-1
                                                                          (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.: 03-10841
                      Debtor                        REPORTING PERIOD:  JUNE 2003

                                                BANK RECONCILIATIONS
                                            CONTINUATION SHEET FOR MOR-1
 A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.


===================================================================================================================
                                          Operating               Money Market                  CD
                                                                                        # 9397-5000000951-0
                                                                                        -------------------
                                        # 1891571489              # 1891730580          # 9397-5000001040-1
--------------------------------------  -------------             ------------          -------------------
 BALANCE PER BOOKS                        446,138.93              8,221,279.67                 1,795,901.56
--------------------------------------  -------------             ------------          -------------------

--------------------------------------  -------------             ------------          -------------------
 BANK BALANCE                             520,321.08              8,221,279.67                 1,795,901.56
                                        -------------             ------------          -------------------
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)             -
                                        -------------             ------------          -------------------
 (-)  OUTSTANDING CHECKS (ATTACH LIST)    (75,910.26)
                                        -------------             ------------          -------------------
 OTHER  (ATTACH EXPLANATION)
                                        -------------             ------------          -------------------
   6/30 payroll revision outstanding       1,728.11
                                        -------------             ------------          -------------------
ADJUSTED BANK BALANCE *                  446,138.93               8,221,279.67                 1,795,901.56
======================================  =============             ============          ===================
 * Adjusted bank balance must equal
     balance per books

                                        =============  =========  ============  ======  ===================  ======
DEPOSITS IN TRANSIT                     Date           Amount     Date          Amount  Date                 Amount
                                        =============  =========  ============  ======  ===================  ======

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        =============  =========  ============  ======  ===================  ======


                                        =============  =========  ============  ======  ===================  ======
CHECKS OUTSTANDING                      Ck. #          Amount     Ch. #         Amount  Ck. #                Amount
                                        =============  =========  ============  ======  ===================  ======
                                                8589    1,146.90
                                                       ---------  ------------  ------  -------------------  ------
                                                8591      105.15
                                                       ---------  ------------  ------  -------------------  ------
                                                8592      720.17
                                                       ---------  ------------  ------  -------------------  ------
                                                8593       49.64
                                                       ---------  ------------  ------  -------------------  ------
                                                8594    8,555.40
                                                       ---------  ------------  ------  -------------------  ------
                                                8595   17,110.79
                                                       ---------  ------------  ------  -------------------  ------
                                               11789      403.52
                                                       ---------  ------------  ------  -------------------  ------
                                               21702      482.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22195       97.40
                                                       ---------  ------------  ------  -------------------  ------
                                               22215      170.00
                                                       ---------
                                               22216      434.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22217    6,930.96
                                                       ---------  ------------  ------  -------------------  ------
                                               22218    9,691.93
                                                       ---------  ------------  ------  -------------------  ------
                                               22219    3,908.48
                                                       ---------  ------------  ------  -------------------  ------
                                               22226    1,526.51
                                                       ---------  ------------  ------  -------------------  ------
                                               22230    8,205.55
                                                       ---------  ------------  ------  -------------------  ------
                                               22231        5.14
                                                       ---------  ------------  ------  -------------------  ------
                                               22232      124.95
                                                       ---------  ------------  ------  -------------------  ------
                                               22234    2,516.10
                                                       ---------  ------------  ------  -------------------  ------
                                               22239    4,761.03
                                                       ---------  ------------  ------  -------------------  ------
                                               22240      500.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22241      595.74
                                                       ---------  ------------  ------  -------------------  ------
                                               22242      917.69
                                                       ---------  ------------  ------  -------------------  ------
                                               22246      317.25
                                                       ---------  ------------  ------  -------------------  ------
                                               22247    6,633.96
                                              -------  ---------  ------------  ------  -------------------  ------

                                              -------  ---------  ------------  ------  -------------------  ------
                                               Total   75,910.26
===================================================================================================================



OTHER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                    CASE NO.:  03-10841
                         Debtor                         REPORTING PERIOD: JUNE 2003

                            CASH DISBURSEMENTS JOURNAL


CHECK #           DATE                         PAYEE                   AMOUNT
---------  -------------------  -----------------------------------  ----------
Wire                  06/01/03  Cisco                                 15,582.77
Wire                  06/06/03  Frank Crystal & Co                   774,200.00
22215                 06/23/03  Anne Boeri                               170.00
22216                 06/23/03  Michael J Riley                          434.00
22217                 06/23/03  Administar                             6,930.96
22218                 06/23/03  Administar                             9,691.93
22219                 06/23/03  AT&T Universal Biller                  3,908.48
22220                 06/23/03  Baker & McKenzie                         147.50
22222                 06/23/03  Kenneth Bozzini                        5,807.00
22223                 06/23/03  Cambridge Transportation                   4.00
22224                 06/23/03  Ceridian Employer Services               555.38
22225                 06/23/03  CGLIC                                    112.72
22226                 06/23/03  Computershare Investor Services        1,526.51
22227                 06/23/03  Gray Cary Ware & Freidenrich             557.50
22228                 06/23/03  Recall Secure Destruction Services        65.00
22230                 06/23/03  John Mitchell                          8,205.55
22231                 06/23/03  Murphy Spadaro & Landon                    5.14
22232                 06/23/03  Laura Palmer                             124.95
22233                 06/23/03  ProBusiness Administrative Services       80.00
22234                 06/23/03  Raindance Communications               2,516.10
22235                 06/23/03  Darrin Short                           2,325.00
22236                 06/23/03  Shotgun Delivery                          36.64
22237                 06/23/03  Office of the US Trustee                 500.00
22238                 06/23/03  WebEx                                    490.00
22239                 06/23/03  Amerihealth Administrators             4,761.03
22240                 06/23/03  Teresa Wakolbinger                       500.00
22241                 06/23/03  Linda Zecher                             595.74
Void                  06/23/03  Laura Palmer                            -124.95
Void                  06/23/03  John Mitchell                         -8,205.55
22242                 06/25/03  Research In Motion                       917.69
22243                 06/25/03  Kenneth Bozzini                        5,150.00
22244                 06/25/03  Iron Mountain                            184.80
22245                 06/25/03  Iron Mountain                          1,025.62
22246                 06/26/03  Linda Zecher                             317.25
22247                 06/26/03  Scott Herber                           6,633.96
111789                06/30/03  Tommy Wong                               403.52
Bank fees             06/30/03  Bank fees                                492.94
Bank fees             06/30/03  Bank fees                                140.00
Bank fees             06/30/03  Bank fees                                  6.00
Payroll               06/30/03  Payroll                               66,651.54
                                                                     ----------
           Total Disbursements                                       913,426.72
                                                                     ==========

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.                     CASE NO.:  03-10841
                      Debtor                              REPORTING PERIOD:  JUNE 2003

                                           STATEMENT OF OPERATIONS
                                             (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

===========================================================================================================
                                                                                              CUMULATIVE
REVENUES                                                                          MONTH     FILING TO DATE
-----------------------------------------------------------------------------  -----------  ---------------
Gross Revenues                                                                          -        4,770,193
-----------------------------------------------------------------------------  -----------  ---------------
Less:  Returns and Allowances                                                                            -
===========================================================================================================
Net Revenue                                                                             -        4,770,193
-----------------------------------------------------------------------------  -----------  ---------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------  -----------  ---------------
Beginning Inventory                                                                                      -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Purchases                                                                                           -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Cost of Labor                                                                                       -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Other Costs (attach schedule)                                                                       -
-----------------------------------------------------------------------------  -----------  ---------------
Less: Ending Inventory                                                                                   -
-----------------------------------------------------------------------------  -----------  ---------------
Cost of Goods Sold                                                                      -          300,399
===========================================================================================================
Gross Profit                                                                            -        4,469,794
-----------------------------------------------------------------------------  -----------  ---------------
OPERATING EXPENSES
-----------------------------------------------------------------------------  -----------  ---------------
Advertising/Marketing                                                                   -           21,278
-----------------------------------------------------------------------------  -----------  ---------------
Auto and Truck Expense                                                                  -                -
-----------------------------------------------------------------------------  -----------  ---------------
Bad Debts                                                                               -                -
-----------------------------------------------------------------------------  -----------  ---------------
Contributions                                                                           -                -
-----------------------------------------------------------------------------  -----------  ---------------
Employee Benefits Programs                                                         13,257           80,975
-----------------------------------------------------------------------------  -----------  ---------------
Insider Compensation*                                                                   -          528,666
-----------------------------------------------------------------------------  -----------  ---------------
Insurance                                                                         829,553        1,026,441
-----------------------------------------------------------------------------  -----------  ---------------
Management Fees/Bonuses                                                                 -                -
-----------------------------------------------------------------------------  -----------  ---------------
Office Expense                                                                      1,560           15,651
-----------------------------------------------------------------------------  -----------  ---------------
Pension & Profit-Sharing Plans                                                          -                -
-----------------------------------------------------------------------------  -----------  ---------------
Repairs and Maintenance                                                                40          107,169
-----------------------------------------------------------------------------  -----------  ---------------
Rent and Lease Expense                                                             15,229           60,816
-----------------------------------------------------------------------------  -----------  ---------------
Salaries/Commissions/Fees                                                          20,724        1,383,482
-----------------------------------------------------------------------------  -----------  ---------------
Consultants                                                                        10,875           47,250
-----------------------------------------------------------------------------  -----------  ---------------
Professional Fees                                                                 112,322          222,554
-----------------------------------------------------------------------------  -----------  ---------------
Supplies                                                                                -            1,317
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Payroll                                                                    (7,732)         113,289
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Real Estate                                                                     -                -
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Other                                                                           -            2,000
-----------------------------------------------------------------------------  -----------  ---------------
Travel and Entertainment                                                            2,878          122,966
-----------------------------------------------------------------------------  -----------  ---------------
Utilities                                                                           6,241           68,008
-----------------------------------------------------------------------------  -----------  ---------------
Other (attach schedule)                                                                 -                -
===========================================================================================================
Total Operating Expenses Before Depreciation                                    1,004,947        3,801,862
-----------------------------------------------------------------------------  -----------  ---------------
Depreciation/Depletion/Amortization                                                     -          245,349
===========================================================================================================
Net Profit (Loss) Before Other Income & Expenses                               (1,004,947)         422,583
-----------------------------------------------------------------------------  -----------  ---------------
OTHER INCOME AND EXPENSES
Other Income (attach schedule) - interest revenue                                  10,920           30,199
-----------------------------------------------------------------------------  -----------  ---------------
Interest Expense                                                                                         -
-----------------------------------------------------------------------------  -----------  ---------------
Other Expense (attach schedule) - foreign exchange gain/(loss)                     23,363          144,798
===========================================================================================================
Net Profit (Loss) Before Reorganization Items                                    (970,664)         597,580
-----------------------------------------------------------------------------  -----------  ---------------
REORGANIZATION ITEMS
Professional Fees                                                                 (67,994)        (277,118)
-----------------------------------------------------------------------------  -----------  ---------------
Consultants
-----------------------------------------------------------------------------  -----------  ---------------
U. S. Trustee Quarterly Fees                                                       (2,000)          (6,750)
-----------------------------------------------------------------------------  -----------  ---------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                             -
-----------------------------------------------------------------------------  -----------  ---------------
Gain (Loss) from Sale of Equipment                                                      -        8,510,341
-----------------------------------------------------------------------------  -----------  ---------------
Other Reorganization Expenses (attach schedule) For Administar                     (9,702)         (72,952)
===========================================================================================================
Total Reorganization Expenses                                                     (79,696)       8,153,521
-----------------------------------------------------------------------------  -----------  ---------------
Income Taxes                                                                            -                -
===========================================================================================================
Net Profit (Loss)                                                              (1,050,360)       8,751,101
===========================================================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                            (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                 CASE NO.:  03-10841
                         Debtor                      REPORTING PERIOD: JUNE 2003

                                                   BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.


================================================================================================================
                                                                        BOOK VALUE AT END OF     BOOK VALUE ON
                              ASSETS                                  CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------  ------------------------  ----------------
CURRENT ASSETS
--------------------------------------------------------------------  ------------------------  ----------------
Unrestricted Cash and Equivalents                                                8,667,418.60      1,930,958.59
--------------------------------------------------------------------  ------------------------  ----------------
Restricted Cash and Cash Equivalents (see continuation sheet)                    1,795,901.56      1,795,901.56
--------------------------------------------------------------------  ------------------------  ----------------
Accounts Receivable (Net)                                                          108,779.40      2,267,397.46
--------------------------------------------------------------------  ------------------------  ----------------
Notes Receivable                                                                            -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Inventories                                                                                 -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Prepaid Expenses                                                                    71,054.52        848,681.78
--------------------------------------------------------------------  ------------------------  ----------------
Professional Retainers                                                             193,161.98        398,210.38
--------------------------------------------------------------------  ------------------------  ----------------
Other Current Assets (attach schedule)                                             193,543.96        185,083.18
--------------------------------------------------------------------  ------------------------  ----------------
TOTAL CURRENT ASSETS                                                            11,029,860.02      7,426,232.95
--------------------------------------------------------------------  ------------------------  ----------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------  ------------------------  ----------------
Real Property and Improvements                                                              -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Machinery and Equipment                                                                     -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Furniture, Fixtures and Office Equipment                                                    -      7,215,859.24
--------------------------------------------------------------------  ------------------------  ----------------
Leasehold Improvements                                                                      -        113,831.00
--------------------------------------------------------------------  ------------------------  ----------------
Vehicles                                                                                    -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Less Accumulated Depreciation                                                               -     (5,740,969.35)
--------------------------------------------------------------------  ------------------------  ----------------
TOTAL PROPERTY & EQUIPMENT                                                                  -      1,588,720.89
--------------------------------------------------------------------  ------------------------  ----------------
OTHER ASSETS
--------------------------------------------------------------------  ------------------------  ----------------
Loans to Insiders*
--------------------------------------------------------------------  ------------------------  ----------------
Other Assets (attach schedule)                                                   3,793,553.45      3,494,701.01
--------------------------------------------------------------------  ------------------------  ----------------
TOTAL OTHER ASSETS                                                               3,793,553.45      3,494,701.01
--------------------------------------------------------------------  ------------------------  ----------------

--------------------------------------------------------------------  ------------------------  ----------------
TOTAL ASSETS                                                                    14,823,413.47     12,509,654.85
================================================================================================================


================================================================================================================
                                                                        BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                          CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------  ------------------------  ----------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
--------------------------------------------------------------------  ------------------------  ----------------
Accounts Payable                                                                   104,483.62                 -
--------------------------------------------------------------------  ------------------------  ----------------
Taxes Payable (refer to FORM MOR-4)                                                  6,454.21                 -
--------------------------------------------------------------------  ------------------------  ----------------
Wages Payable                                                                               -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Notes Payable                                                                               -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Rent / Leases - Building/Equipment                                                          -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Secured Debt / Adequate Protection Payments                                                 -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Professional Fees                                                                   77,993.82                 -
--------------------------------------------------------------------  ------------------------  ----------------
Amounts Due to Insiders*                                                                    -                 -
--------------------------------------------------------------------  ------------------------  ----------------
Other Postpetition Liabilities (attach schedule)                                   236,360.33      5,826,577.75
--------------------------------------------------------------------  ------------------------  ----------------
TOTAL POSTPETITION LIABILITIES                                                     425,291.98      5,826,577.75
--------------------------------------------------------------------  ------------------------  ----------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
--------------------------------------------------------------------  ------------------------  ----------------
Secured Debt                                                                         1,390.97          1,390.97
--------------------------------------------------------------------  ------------------------  ----------------
Priority Debt                                                                       61,141.30        445,198.40
--------------------------------------------------------------------  ------------------------  ----------------
Unsecured Debt                                                                   3,164,347.83      3,816,369.81
--------------------------------------------------------------------  ------------------------  ----------------
TOTAL PRE-PETITION LIABILITIES                                                   3,226,880.10      4,262,959.18
--------------------------------------------------------------------  ------------------------  ----------------

--------------------------------------------------------------------  ------------------------  ----------------
TOTAL LIABILITIES                                                                3,652,172.08     10,089,536.93
--------------------------------------------------------------------  ------------------------  ----------------
OWNER EQUITY
--------------------------------------------------------------------  ------------------------  ----------------
Capital Stock                                                                       10,426.49         10,466.04
--------------------------------------------------------------------  ------------------------  ----------------
Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
--------------------------------------------------------------------  ------------------------  ----------------
Partners' Capital Account
--------------------------------------------------------------------  ------------------------  ----------------
Owner's Equity Account
--------------------------------------------------------------------  ------------------------  ----------------
Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
--------------------------------------------------------------------  ------------------------  ----------------
Retained Earnings - Postpetition                                                 8,751,100.52                 -
--------------------------------------------------------------------  ------------------------  ----------------
Adjustments to Owner Equity (attach schedule)
--------------------------------------------------------------------  ------------------------  ----------------
Postpetition Contributions (Distributions) (Draws) (attach schedule)
--------------------------------------------------------------------  ------------------------  ----------------
NET OWNER EQUITY                                                                11,171,241.39      2,420,117.92
--------------------------------------------------------------------  ------------------------  ----------------

--------------------------------------------------------------------  ------------------------  ----------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            14,823,413.47     12,509,654.85
====================================================================  ========================  ================

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                          (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                CASE NO.:  03-10841
                        Debtor                      REPORTING PERIOD:  JUNE 2003

===========================================================================================
                             BALANCE SHEET - CONTINUATION SHEET

                                                      BOOK VALUE AT END OF    BOOK VALUE ON
                   ASSETS                            CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Current Assets
--------------------------------------------------  -----------------------  -------------
  Miscellaneous receivables                                      136,123.81     117,423.03
--------------------------------------------------  -----------------------  -------------
  Deposits                                                        57,420.15      67,660.15
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------

                                                                 193,543.96     185,083.18
--------------------------------------------------  -----------------------  -------------
Other Assets
--------------------------------------------------  -----------------------  -------------
  Intercompany receivable from subsidiaries                    3,793,553.45   3,494,701.01
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------
                                                     BOOK VALUE AT END OF    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH  PETITION DATE
--------------------------------------------------  -----------------------  -------------
Other Postpetition Liabilities
--------------------------------------------------  -----------------------  -------------
  Payable to Primavera                                           106,382.18
--------------------------------------------------  -----------------------  -------------
  Miscellaneous accruals                                          59,400.00      87,551.00
--------------------------------------------------  -----------------------  -------------
  Royalties accrued                                               36,500.02              -
--------------------------------------------------  -----------------------  -------------
  Deferred revenue                                                34,078.13   5,676,561.43
--------------------------------------------------  -----------------------  -------------
  Deferred rent                                                           -      62,465.32
--------------------------------------------------  -----------------------  -------------
     Total                                                       236,360.33   5,826,577.75
--------------------------------------------------  -----------------------  -------------
Adjustments to Owner Equity
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------
  None
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------
Postpetition Contributions (Distributions) (Draws)
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------
  None
--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------

--------------------------------------------------  -----------------------  -------------

==========================================================================================


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                           CASE NO.: 03-10841
                         Debtor                                REPORTING PERIOD: JUNE 2003

                                STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

================================================================================================================
                                            BEGINNING     AMOUNT                                        ENDING
                                               TAX      WITHHELD OR   AMOUNT     DATE     CHECK NO.      TAX
                                            LIABILITY     ACCRUED      PAID      PAID       OR EFT    LIABILITY
==========================================  ==========  ===========  ========  =========  ==========  ==========
 FEDERAL
==========================================  ==========  ===========  ========  =========  ==========  ==========
 Withholding                                All payroll taxes are paid by directly by our payroll processing
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 FICA-Employee                              company, Ceridian. They are withheld and taken from our bank account
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 FICA-Employer                              time our by Ceridian at the payroll is processed.
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Unemployment
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Income
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Other:  Canada                                      -                                                         -
==========================================  ==========  ===========  ========  =========  ==========  ==========
    Total Federal Taxes                              -            -         -          -           -           -
==========================================  ==========  ===========  ========  =========  ==========  ==========
 STATE AND LOCAL
==========================================  ==========  ===========  ========  =========  ==========  ==========
 Withholding
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Sales                                        6,454.21            -         -                          6,454.21
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Excise
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Unemployment
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Real Property
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Personal Property
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
 Other:
==========================================  ==========  ===========  ========  =========  ==========  ==========
    Total State and Local                     6,454.21            -         -                          6,454.21
==========================================  ==========  ===========  ========  =========  ==========  ==========
 TOTAL TAXES                                  6,454.21            -         -                          6,454.21
================================================================================================================


                                 SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
================================================================================================================
                                                                      NUMBER OF DAYS PAST DUE
                                            ====================================================================
                                             Current       0-30        31-60     61-90     Over 90    Total
==========================================  ==========  ===========  ========  =========  ==========  ==========
Accounts Payable                             83,676.25     3,634.98  5,761.09  11,411.30              104,483.62
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Wages Payable                                                                                                  -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Taxes Payable                                 6,454.21                                                  6,454.21
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Rent/Leases-Building                                                                                           -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Rent/Leases-Equipment                                                                                          -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Secured Debt/Adequate Protection Payments                                                                      -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Professional Fees                            77,993.82                                                 77,993.82
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Amounts Due to Insiders*                                                                                       -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Other:                                                                                                         -
------------------------------------------  ----------  -----------  --------  ---------  ----------  ----------
Other:                                                                                                         -
==========================================  ==========  ===========  ========  =========  ==========  ==========
TOTAL POSTPETITION DEBTS                    168,124.28     3,634.98  5,761.09  11,411.30           -  188,931.65
================================================================================================================


 EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------
 Pay as they become due with cash-on-hand.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                    (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                CASE NO.:  03-10841
                    Debtor                          REPORTING PERIOD:  JUNE 2003

                                            ACCOUNTS PAYABLE AGING

============================================================================================================
                                                              NUMBER OF DAYS PAST DUE
                                =========  =====================================================  ==========
                                 Current            0-30             31-60      61-90    Over 90    Total
============================================================================================================
ABE Staffing Services, LLC                                                       181.50               181.50
Arcus Data Security, Inc.                                                        128.98               128.98
AT&T                                                      2,818.56  4,824.99   5,182.11            12,825.66
BlackBerry                                                                       676.64               676.64
Ceridan                            324.30                                                             324.30
Computershare Investor Service                                                   332.62               332.62
Deluxe Business Checks             117.07                                                             117.07
Fireman's Fund                   1,370.00                                                           1,370.00
FKM Copier Products                                                               88.63                88.63
HQ Oakbrook                                                           243.17                          243.17
HQ Penn Center                                                        142.93                          142.93
Instashred Security Services       170.00                                                             170.00
Iron Mountain                    1,005.10                                        346.97             1,352.07
Luce Press Clippings                                                             104.18               104.18
Mansell Group, Inc.                                                   300.00                          300.00
Marsh Advantage America          2,625.00                                                           2,625.00
NJ Department of Labor              27.55                                                              27.55
Petrini Van and Storage Inc.        40.00                                        227.10               267.10
PR Newswire                                                 763.04                                    763.04
Raindance Communications, Inc.                                                   950.72               950.72
San Francisco Tax Collector     14,301.18                                                          14,301.18
Shotgun Delivery                    18.32                                                              18.32
Sprint                                                                         2,733.27             2,733.27
Time Warner Telecom                                                              305.58               305.58
US Trustee                                                            250.00                          250.00
Vantas                                                       53.38               153.00               206.38
Young, Conaway                  63,677.73                                                          63,677.73
                                ----------------------------------------------------------------------------
    Total                       83,676.25                 3,634.98  5,761.09  11,411.30        -  104,483.62
                                ============================================================================

IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.:  03-10841
                   Debtor                          REPORTING PERIOD:  JUNE 2003

                   ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


====================================================================  ===========
ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
====================================================================  ===========
Total Accounts Receivable at the beginning of the reporting period    147,011.43
--------------------------------------------------------------------  -----------
 + Amounts billed during the period
--------------------------------------------------------------------  -----------
 - Amounts collected during the period                                (38,232.03)
--------------------------------------------------------------------  -----------
Total Accounts Receivable at the end of the reporting period          108,779.40
--------------------------------------------------------------------  -----------

====================================================================  ===========
ACCOUNTS RECEIVABLE AGING                                               AMOUNT
====================================================================  ===========
 0 - 30 days old
--------------------------------------------------------------------  -----------
 31 - 60 days old
--------------------------------------------------------------------  -----------
 61 - 90 days old
--------------------------------------------------------------------  -----------
 91+ days old                                                         108,779.40
--------------------------------------------------------------------  -----------
 Total Accounts Receivable                                            108,779.40
--------------------------------------------------------------------  -----------
 Amount considered uncollectible (Bad Debt)                                    -
--------------------------------------------------------------------  -----------
 Accounts Receivable (Net)                                            108,779.40
--------------------------------------------------------------------  -----------

                                        DEBTOR QUESTIONNAIRE

==========================================================================================  ========
MUST BE COMPLETED EACH MONTH                                                                YES  NO
==========================================================================================  ========
 1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                X
------------------------------------------------------------------------------------------  ---  ---
 2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                        X
------------------------------------------------------------------------------------------  ---  ---
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                  X
------------------------------------------------------------------------------------------  ---  ---
 4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                              X
------------------------------------------------------------------------------------------  ---  ---

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Note to accounts receivable collections - all of our receivables less than 90 days old
---------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
---------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
---------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Note to #2 - we are using our prepetition bank accounts with permission of the court
---------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Note to #4 - all necessary insurance coverage is in effect.  However, since there are now
---------------------------------------------------------------------------------------------------
    no more employees and business is not being transacted, all insurance has expired or
---------------------------------------------------------------------------------------------------
    been canceled with the exception of fiduciary and directors and officers liability.
---------------------------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                      (9/99)